                                                                                                                        EXHIBIT 24.1

                                              RESIDENTIAL ASSET SECURITIES CORPORATION

                                                         POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that each person whose signature  appears below  constitutes and appoints Lisa R. Lundsten as his true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for him and in his name, place and stead,  in any and all capacities  (including his capacity as director  and/or  officer of  Residential  Asset  Securities
Corporation),  to sign any or all amendments (including  post-effective  amendments) to the Registration Statement on Form S-3 to be filed by the Registrant,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act and thing  requisite and  necessary to be done in and about the premises,  as fully and to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming  all that said  attorney-in-fact  and agent,  or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Signature                                    Title                                   Date

/s/Bruce J. Paradis                      Director, President and Chief Executive              January 20, 2006
Bruce J. Paradis                         Officer (Principal Executive Officer)

/s/Kenneth M. Duncan                     Acting Chief Financial Officer (Principal            January 20, 2006
Kenneth M. Duncan                        Financial Officer)

/s/Davee L. Olson                        Director                                             January 20, 2006
Davee L. Olson

/s/Ralph T. Flees                        Controller (Principal Accounting Officer)            January 20, 2006
Ralph T. Flees

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